UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K /A

  Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

JAMESON STANFORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54405	27-0585702
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10785 West Twain Avenue, Suite 200, Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (702) 933-0808

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Statement: Unless the context requires otherwise, all references to “us” “we” “our” “Company” “Jameson Stanford” or “JSRC” is to the Registrant.

Item 1.01 Entry into a Material Definitive Agreement.

The Merger

On May 7, 2012, we entered into an Acquisition Agreement and Plan of Merger, as amended on July 24, 2012 and again on October 24, 2012(the original agreement and amendments thereto are hereinafter collectively referred to as the “Merger Agreement”) with our wholly-owned subsidiary, JSR Sub Co, a Nevada corporation (“Sub Co”), and Bolcán Mining Corporation, a Nevada corporation (“Bolcán “). Pursuant to the Merger Agreement, we intend to issue 25,000,000 shares of our Rule 144 restricted common stock in exchange for 100% of Bolcán’s issued and outstanding capital stock. Concurrent therewith, Sub Co will merge with and into Bolcán (the “Merger”) with Bolcán surviving the Merger as our wholly owned subsidiary.

On July 24, 2012, the above parties entered into an Extension Agreement in order to extend the Effective Time of the Merger to August 3, 2012. On October 24, 2012, the parties entered into a second Extension Agreement extending the closing date for the Merger to October 29, 2012.

In a Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on May 24, 2012, we disclosed the Merger and attached a copy of the Merger Agreement.

After closing of the Merger, the former shareholders of Bolcán will own approximately 80% of our common stock, and we will own 100% of Bolcán.

Effective as of the closing of the Merger, Michael F. Smith, our CEO and a Director will resign from all positions with the Company and he shall return for cancellation 52,500,000 shares of the Company’s common stock held in his name. Also at closing, Michael Stanford, the new CEO, will be issued 25,000,000 shares.

The Merger Agreement is included as Exhibit 2.1 to this Current Report and is the legal document that governs the terms of the Merger and the other transactions contemplated by the Merger. The discussion of the Merger Agreement set forth herein is qualified in its entirety by reference to Exhibit 2.1.

Item 2.01 Completion of Disposition or Acquisition of Assets.

On October 29, 2012 the Merger referenced in Item 1.01 closed. After the Merger, there are now 31,300,000 shares of our common stock outstanding, of which approximately 80% are held by the former shareholders of Bolcán. Prior to the Merger, we were a shell company with no business operations. As a result of the Merger, we are no longer considered a shell company.

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The issuance of the shares of our common stock pursuant to the Merger will be made in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) and Regulation D promulgated thereunder. As such, the shares of our common stock may not be offered or sold unless they are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

Pursuant to Item 2.01(f) of Form 8-K, the information that would be required if we were filing a general form for registration of securities on Form 10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) upon consummation of the transaction follows. The information below corresponds to the item numbers of Form 10 under the Exchange Act.

Forward Looking Statements

The statements contained in this report that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “intends,” “may,” “will,” “should,” “anticipates,” “expects,” “projects,” “could,” “plans,” or comparable terminology or by discussions of strategy or trends. Although management believes that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such forward-looking statements.

Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this report. While it is not possible to identify all factors, management continues to face many risks and uncertainties including, but not limited to, our ability or a target entity to meet the requirements to close any potential acquisition as we grow, the results of operations and our profitability, the acceptance in the market of the products or services we offer and factors that affect the mining industry in general as discussed more thoroughly in the risk factors section of this report. Should one or more of these risks materialize, or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. We disclaim any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Except as otherwise indicated by the context, references in this Current Report on Form 8-K to “we,” “us” and “our” are to the consolidated business of the Registrant and Bolcán .

ITEM 1. BUSINESS

Background and Description of our Business Prior to the Merger.

We were originally incorporated under the laws of the state of Nevada in June 2009 as MyOtherCountryClub.com for the purpose of developing a website that would offer reciprocal golf privileges, and other related services, to members of private country clubs throughout the United States.

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On March 11, 2010, we filed with the SEC a Registration Statement on Form S-1 (the “S-1”) pursuant to which we registered for resale 1,900,000 shares of our common stock, of which 900,000 were offered by 38 of our existing shareholders and 1,000,000 were newly issued shares. The S-1 was declared effective on August 11, 2010, at which time we became an Exchange Act reporting company. We have been unable to execute our proposed business plan so, as reported in our Form 10-K/A filed on May 17, 2011, we became a shell company.

On April 27, 2012, we filed a Form 8-K in which we reported, in part, that we had changed our name to Jameson Stanford Resources Corporation and that we had elected Michael Smith and Michael Stanford to our Board of Directors. Pursuant thereto, we filed with the state of Nevada a Certificate of Amendment to Articles of Incorporation dated April 27, 2012.

On May 9, 2012, we filed a Form 8-K in which we reported, in part, that on April 27, 2012, our Board of Directors authorized a 7-for-1 forward split of all outstanding shares of our common stock and a corresponding increase in our authorized common stock pursuant to Section 78.209 of the Nevada Revised Statutes. The effect of the forward split was to increase the number of our common shares issued and outstanding from 8,400,000 to 58,800,000 and to increase our authorized common shares from 50,000,000 shares, par value $0.001, to 350,000,000 shares, par value $0.001. Pursuant thereto we filed with the state of Nevada a Certificate of Change dated May 2, 2012.

On October 29, 2012 our Board of Directors terminated Michael Christiansen as our Chief Financial Officer, as his service to the company is now concluded. There were no disagreements with Mr. Christiansen.

On October 29, 2012 our Board of Directors appointed Robbie Chidester as Executive Vice President, Chief Financial Officer, Secretary, and Treasurer. Mr. Chidester will serve as a contracted third party Controller/CFO consultant of the company to perform ongoing financial management and reporting requirements, and serve in his other capacities on an as needed basis.

Merger with Bolcán Mining Corporation

On May 24, 2012, we filed a Form 8-K in which we reported that: (i) on May 7, 2012, we entered into the Merger Agreement with Bolcán as described above; (ii) on May 4, 2012, our Board of Directors appointed Michael Stanford as President; and (ii) on May 14, 2012, our Board of Directors appointed Michael Christiansen as Executive Vice President and Chief Financial Officer and Secretary Treasurer.

Description of Bolcán Mining Corporation’s Business

Bolcán Mining Corporation (“Bolcán Mining”) was incorporated on April 11, 2012, and The Bolcán Group LLC (“Bolcán Group”) was formed on October 12, 2010. For purposes of this section entitled “Description of Bolcán Mining Corporation’s Business” only, all references to “we,” “us,” or “our” or “Bolcán “ refer to Bolcán Mining and Bolcán Group collectively, prior to the effectiveness of the Merger. Both entities were formed by and under the control of Michael Stanford.

Bolcán was formed to pursue the development of certain mining claims, mineral leases and excavation rights for mining projects located in (a) Star Mining District in Beaver County, Utah, (b) Spor Mountain Mining District in Juab County, Utah, and (c) Ogden Bay Wildlife Management Area in Weber County, Utah. On April 23, 2012, we acquired certain lode mining claims and mineral leases related to the Star Mining District and Spor Mountain Mining District projects.

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However, the operating activities of the Bolcán Group were inconsequential until October 2011, and consisted primarily of historical site research performed by Michael Stanford. Michael Stanford has other mining interests and provides services to the mining industry that are not part of Bolcán.

Effective as of June 30, 2012, pursuant to an Asset Purchase Agreement (the “APA”), a copy of which is included as an exhibit to this Current Report, Bolcán Mining purchased all of the assets and assumed certain liabilities of the Bolcán Group resulting in a combination of the two companies.

Business Strategy

We are a minerals exploration, development and production company focused on acquiring and consolidating mining claims and mineral leases with potential production and future growth through exploration discoveries. Our current growth strategy is focused on the initiation and expansion of production operations through the development of our current mining claims and mineral properties into producing projects.

Since late 2011, we have been engaged in exploration and acquisition activities in connection with two high-grade copper, gold, silver and base metals properties located in historic mining districts in Beaver County and Juab County, Utah. During this exploration phase, we have focused on identification and acquisition of under-explored mining claims and mineral leases in mining districts that are believed to hold significant unexploited production value. In addition, we have acquired excavation rights and special permitting related to deposits of alluvial minerals and silica sand located at Ogden Bay, Utah.

On April 23, 2012, we acquired 117 unpatented lode miming claims from the Bureau of Land Management (“BLM”) related to the Star Mountain project near Milford, Utah. In May 2012, we commenced start-up activities at the Star Mountain project site and have completed certain bonding and permitting requirements as specified by the BLM. In addition, on May 1, 2012 we entered into a mineral lease agreement with the State of Utah for approximately 1,400 acres that are contiguous with the Star Mountain lode mining claims (“Chopar Mine”). Collectively, the Star Mountain claims and lease encompass a total area of approximately 3,740 acres.

The lease has an initial term of 10 years, subject to certain extension provisions. The future minimum annual rental commitment is $1.00 per acre (or $1,408). The lease also provides for a minimum annual royalty payment of $4,224 beginning on the 11th year of the lease (if extended) and requires contingent production royalty payments based on 4% to 8% of the gross value as defined in the lease, of non-fissionable and fissionable metalifferous minerals, respectively, extracted from the leased area.

We are currently in the process of initiating excavation operations at the Chopar Mine site, with first production of copper ore expected before the end 2012. We anticipate initial deliveries of copper ore to occur in early 2013, and we intend to escalate production during the balance of 2013.

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On May 1, 2012, we entered into a mineral lease agreement with the State of Utah for approximately 1,920 acres related to the Dugway Minerals project near Delta, Utah. The lease has an initial term of 10 years subject to certain extension provisions. The future minimum annual rental commitment is $1.00 per acre (or $1,918). The lease also provides for a minimum annual royalty payment of $5,754 beginning on the 11th year of the lease (if extended) and requires contingent production royalty payments based on 4% to 8% of the gross value as defined in the lease, of non-fissionable and fissionable metalifferous minerals, respectively, extracted from the leased area.

We anticipate that 2012 activities at our Spor Mountain/Dugway Minerals project will be limited to prospecting, exploration and development, with startup of production operations planned for 2013. At our Ogden Bay Minerals project, we intend to engage subcontractors for 2012 project operations, while retaining future excavation rights.

Our business development strategy for 2012-2014 comprises the following activities:

●	Initiate small-scale production of copper ore at the Chopar Mine project site;
●	Ramp Chopar Mine copper ore production to profitability and positive cash flow;
●	Commission independent engineering reports to validate reserves in compliance with SEC Industry Guide 7;
●	Subcontract production at Ogden Bay Minerals to generate near term cash flow;
●	Initiate production at the Dugway Minerals project site in 2013;
●	Develop larger scale production plan and capital investment program; and
●	Fund capital investment for significant production expansion.

Projects

Our current active projects include:

Star Mountain/Chopar Mine (Star Mining District) - The Star Mountain/Chopar Mine project consists of 117 lode-mining claims, and four metalliferous mineral lease sections located in the Star Mountain range, Star Mining District, in Beaver County, Utah, approximately five miles west of Milford, Utah. The Star Mountain project involves total area of 3,740 acres. Based on our geological analysis, magnetometry studies and reverse circulation drilling samples, we believe that the Star Mountain/Chopar Mine involves a significant geologic formation containing commercial grades of copper ore, plus additional precious and base metals.

Spor Mountain/Dugway Minerals (Spor Mountain Mining District) - The Spor Mountain/Dugway Minerals project consists of three metalifferous mineral lease sections located in Juab County, Utah, approximately six miles southwest of the Dugway Military Proving Grounds, and 50 miles northwest of Delta, Utah. The Dugway Minerals project involves total area of 1,920 acres. Planned project activities at Dugway Minerals in 2012 are limited to prospecting, exploration and development. Assuming economic feasibility, we anticipate startup of production operations in 2013.

Ogden Bay Minerals - Ogden Bay Minerals is a developing mineral excavation project on federal protected wetlands, canals and river systems across 25 square miles of land area known as North Delta, located in West Ogden, Utah. Our excavation and harvesting rights are maintained through easement rights obtained from Weber County and a special use river/stream alteration permit as part of a State of Utah/Weber County flood mitigation project.

As a result of a major storm event in April 2011 that caused flooding of the Weber River and South Fork River, a local state of emergency was declared by Weber County, Utah. During and after the storm event, we were commissioned by the State of Utah Division of Natural Resources, USDA Natural Resources Conservation Service and Weber County Emergency Management to restore wildlife habitat, repair damage, dredge silt and sand, and remove debris from the Weber River. Through this process, we have become an integral part of an annual maintenance program with the objective of increasing Weber River flow-through capacity to prevent future flood events.

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Our Ogden Bay Minerals project contains deposits of alluvial mineral deposits that are created and replenished from 125 miles of river flow from the nearby Wasatch Mountain Range. We believe these alluvial mineral deposits contain commercial grades of gold, silver, zircon and other commercial metals and minerals that can be efficiently extracted by standard separation methods.

Products

We intend to develop our project mining claims, mineral leases and excavation rights to produce the following specialized mining products:

●	Copper Ore with Precious Metals Component — Hard rock mineralized material will be drilled, blasted, excavated and hauled, then crushed and classified to customer specifications. We will deliver this product on-demand or just in time to customers on a 24/7 schedule, utilizing truck and pup combos for local deliveries, and rail for regional deliveries. The Union Pacific Railroad main line from Los Angeles to Ogden, Utah, is routed through Milford, Utah, approximately five miles east of our Star Mountain project site.

●	Mined Mineral Concentrates — Finely divided particles from hard rock mining and recovery operations containing significant enrichments of silver and gold will be upgraded by gravity concentrating methods to contain a minimum 3,000 grams of precious metals per ton of concentrate. Mineral concentrate products are dried, bagged, and shipped to customers.

●	Refined Precious Metals — During 2013–2014, we plan to develop a refining capacity for up to two tons per day of selected precious metals concentrates from our mining and recovery operations. Precious metals concentrates containing greater than 50% combined silver/gold mixture will be further concentrated, refined, separated and manufactured into bar and ingot product.

Our Industry

Copper is the world’s third most widely used metal, after iron and aluminum, and an important component in the world’s infrastructure. Copper has unique chemical and physical properties, including high ductility, malleability, and thermal and electrical conductivity, and resistance to corrosion that has made it a superior material for use in electrical and electronic products, including power transmission and generation, which accounts for about three quarters of its global copper use, telecommunications, building construction, transportation and industrial machinery businesses. Copper is also an important metal in non-electrical applications such as plumbing and roofing and, when alloyed with zinc to form brass, in many industrial and consumer applications.

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Copper is an internationally traded commodity with prices principally determined by the major metal exchanges, the Commodities Exchange, or “COMEX”, in New York and the London Metal Exchange or “LME”. Copper is usually found in association with sulfur. Pure copper metal is generally produced during a multistage process beginning with the mining and concentrating of low-grade ores containing copper sulfide minerals followed by smelting and electrolytic refining to produce a pure copper cathode. An increasing share of copper is produced from acid leaching of oxidized ores. Copper is one of the oldest metals ever used and has been one of the important materials in the development of civilization.

Copper Market. Copper is an important industrial metal, with significant demand for fabrication of electrical wires, plumbing, and industrial machinery. Most copper is mined or extracted as copper sulfides from large open pit mines in porphyry copper deposits that contain 0.4% to 1.0% copper. Copper is 100% recyclable with no quality degradation, and is the third most recycled metal. It is estimated that 80% of the copper ever mined is still in use today.

Gold Market. The global market for gold is large and highly liquid. Primary demand for gold is associated with a safe haven investment, with additional demand for jewelry, industrial and health science applications. Gold is also considered a hedge against inflation, and a commodity of refuge from concerns with fiat currencies and corresponding risks related to economic, political and social uncertainties.

The World Gold Council, a leading international gold industry research organization, published on its website that total gold demand for the fourth quarter of 2011 increased 21% to 1,017 metric tons (a metric ton is equal to 2,204.6 pounds) year-over-year. Of this increase, investment demand posted the largest segment increase, more than offsetting the decline in gold jewelry demand.

Silver Market. Demand for silver is predominantly for industrial applications, especially electronics and jewelry, with investment making up only a small portion of total annual demand.

Government and Environmental Regulation

Our mining, processing operations and exploration activities are subject to various laws and regulations governing: (i) the protection of the environment, (ii) exploration, (iii) mine safety, development and production, (iv) exports, (v) taxes, (vi) labor standards, (vii) occupational health, (viii) waste disposal, (ix) hazardous substances, (x) water rights, (xi) explosives, (xii) land reclamation and (xiii) other matters. New laws and regulations, amendments to existing laws and regulations or more stringent implementation of existing laws and regulations could have a material adverse impact on us, increase costs, cause a reduction in levels of, or suspension of, production and/or delay or prevent the development of new mining properties.

The governmental agencies and regulators tasked with implementing and enforcing the above laws and regulations include Beaver County (Utah), the Bureau of Land Management, the Mine Safety and Health Administration, the Utah Department of Natural Resources, the Utah State Institutional Trust Lands Administration, the Utah Department of Environmental Quality, the Environmental Protection Agency, and the Bureau of Alcohol, Tobacco, Firearms and Explosives.

We believe we are currently in compliance in all material respects with all applicable environmental laws and regulations. Such compliance requires significant expenditures and increases mine development and operating costs. Mining is subject to potential risks and liabilities associated with pollution of the environment and the disposal of waste products occurring as a result of mineral exploration and production. Environmental liability may result from mining activities conducted by others prior to our ownership of a property. To the extent we are subject to uninsured environmental liabilities, the payment of such liabilities would reduce our otherwise available earnings and could have a material adverse effect on our business plan.

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Licenses and Permits

Our operations require licenses and permits from various governmental authorities. We believe we hold all material licenses and permits required under applicable laws and regulations and believe we are presently complying in all material respects with the terms of such licenses and permits . However, such licenses and permits are subject to change in various circumstances. There can be no guarantee that we will be able to obtain or maintain all necessary licenses and permits that may be required to explore and develop our properties, commence construction or operation of mining facilities and properties under exploration or development or to maintain continued operations that economically justify the cost.

Mine Safety and Health Administration Regulations

Pursuant to Section 1503(a) of the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, issuers that are operators, or that have a subsidiary that is an operator, of a coal or other mine in the United States are required to disclose in their periodic reports filed with the SEC information regarding specified health and safety violations, orders and citations, related assessments and legal actions, and mining-related fatalities. At this time, we have no safety violations, orders, citations, related assessments or legal actions, or mining-related fatalities to report.

Competition

Because the life of a mine is limited by its mineral reserves, we plan to continually seek to replace and expand our reserves through the exploration of existing properties as well as through acquisitions of interests in new properties or of interests in companies which own such properties. We encounter competition from other mining companies in connection with the acquisition of properties and with the engaging and maintaining of qualified industry experienced personnel. This competition may increase the cost of acquiring suitable properties and retaining qualified industry experienced personnel.

ITEM 1A. RISK FACTORS

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, IN ADDITION TO THE OTHER INFORMATION INCLUDED ELSEWHERE IN THIS CURRENT REPORT AND THE DOCUMENTS THAT WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). UNLESS THE CONTEXT REQUIRES OTHERWISE, THE USE OF THE COMPANIES, THE COMBINED COMPANY, “US,” OR “WE” REFERS TO THE COMBINED COMPANY OF BOLCÁN AND US AFTER GIVING EFFECT TO THE MERGER. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO US OR THAT ARE NOT CURRENTLY BELIEVED TO BE IMPORTANT TO YOU, IF THEY MATERIALIZE, ALSO MAY ADVERSELY AFFECT US AND OUR STOCK PRICE.

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Our business is to engage in exploration and production activities in the precious minerals mining industry, which is a highly speculative activity. An investment in our securities involves a high degree of risk. You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report. Any of the following risk factors could cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

Risks Related To Our Business And Financial Condition

Estimates of mineralized material are based on interpretation and assumptions and may yield less mineral production under actual conditions than is currently estimated.

There are numerous uncertainties inherent in estimating quantities of mineralized material such as copper, gold and silver, including many factors beyond our control, and no assurance can be given that the recovery of mineralized material will be realized. In general, estimates of mineralized material are based upon a number of factors and assumptions made as of the date on which the estimates were determined, including:

●	geological and engineering estimates that have inherent uncertainties and the assumed effects of regulation by governmental agencies;
●	the judgment of the engineers preparing the estimates;
●	estimates of future metals prices and operating costs;
●	the quality and quantity of available data;
●	the interpretation of that data; and
●	the accuracy of various mandated economic assumptions, all of which may vary considerably from actual results.

Until mineralized material is actually mined and processed, it must be considered an estimate only. These estimates are imprecise and depend on geological interpretation and statistical inferences drawn from drilling and sampling analysis, which may prove to be unreliable. We cannot assure you that these mineralized material estimates will be accurate or that this mineralized material can be mined or processed profitably. Any material changes in estimates of mineralized material will affect the economic viability of placing a property into production and such property’s return on capital. There can be no assurance that minerals recovered in small-scale metallurgical tests will be recovered at production scale.

We may have difficulty meeting our current and future capital requirements.

Our management and our board of directors monitor our overall costs and expenses and, if necessary, adjust our programs and planned expenditures in an attempt to ensure we have sufficient operating capital. We continue to evaluate our costs and planned expenditures for our on-going development and care and maintenance efforts at our mineral properties. The continued development , care and maintenance of our mineral properties will require significant amounts of additional capital. As a result, we likely will need to explore raising additional capital during fiscal 2012 and beyond so that we can continue to fully fund our planned activities. Our ability to obtain this financing will depend upon, among other things, the price of minerals and the industry’s perception of its future price. The extraordinary conditions in the global financial and capital markets have currently limited the availability of this funding. Therefore, availability of funding is dependent largely upon factors outside of our control and cannot be accurately predicted. If the disruptions in the global financial and capital markets continue, debt or equity financing may not be available to us on acceptable terms, if at all. If we are unable to fund future operations by way of financing, including public or private offerings of equity or debt securities, our business, financial condition and exploration activities will be adversely impacted.

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The volatility of the price of gold or silver and other precious metals could adversely affect our future operations and, if warranted, our ability to develop our properties.

The potential for profitability of our operations, the value of our properties and our ability to raise funding to conduct continued exploration and development, if warranted, are directly related to the market prices of gold, silver and other precious metals. The prices of such metals fluctuate widely and are affected by numerous factors beyond our control including interest rates, expectations for inflation, speculation, currency values (in particular the strength of the U.S. dollar), global and regional demand, political and economic conditions, global and regional demand, the sale of gold and silver by central banks, the political and economic conditions of major gold and silver producing countries throughout the world, and production costs in major metal producing regions of the world. The price of gold may also have a significant influence on the market price of our common stock and the value of our properties. Our decision to put a mine into production and to commit the funds necessary for that purpose must be made long before the first revenue from production would be received. A decrease in the prices of gold or silver may prevent our property from being economically mined or result in the write-off of assets whose value is impaired as a result of lower gold, zinc, lead, copper or silver prices.

The nature of mineral exploration and production activities involves a high degree of risk and the possibility of uninsured losses.

Exploration for and the production of minerals is highly speculative and involves greater risk than many other businesses. Many exploration programs do not result in the discovery of mineralization, and any mineralization discovered may not be of sufficient quantity or quality to be profitably mined. Our operations are, and any future development or mining operations we may conduct will be, subject to all of the operating hazards and risks normally incident to exploring for and development of mineral properties, such as, but not limited to:

●	Economically insufficient mineralized material;
●	Fluctuation in production costs that make mining uneconomical;
●	Labor disputes;
●	Unanticipated variations in grade and other geologic problems;
●	Environmental hazards;
●	Water conditions;
●	Difficult surface or underground conditions;
●	Industrial accidents;
●	Metallurgic and other processing problems;
●	Mechanical and equipment performance problems;
●	Failure of pit walls or dams;
●	Unusual or unexpected rock formations;
●	Personal injury, fire, flooding, cave-ins and landslides; and
●	Decrease in the value of mineralized material due to lower gold or silver prices.

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Any of these risks can materially and adversely affect, among other things, the development of properties, production quantities and rates, costs and expenditures, potential revenues and production dates. We currently have limited insurance to guard against some of these risks. If we determine that capitalized costs associated with any of our mineral interests are not likely to be recovered, we would incur a write down of our investment in these interests. All of these factors may result in losses in relation to amounts spent which are not recoverable or result in additional expenses.

Difficult conditions in the global capital markets and the economy generally may materially and adversely affect our business and results of operations, and we do not expect these conditions to improve in the near future.

Our results of operations are materially affected by conditions in the domestic capital markets and the economy generally. The stress experienced by domestic capital markets that began in the second half of 2007 has continued and substantially increased into the present. Recently, concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the U.S. mortgage market and a declining real estate market in the U.S. have contributed to increased volatility and diminished expectation for the economy and the markets going forward. These factors, combined with volatile oil and gas prices, declining business and consumer confidence and increased unemployment, have precipitated an economic slowdown and fears of a continued recession. In addition, the fixed-income markets are experiencing a period of extreme volatility that has negatively impacted market liquidity conditions.

Title to our properties may be challenged or defective.

Our planned future operations and exploration activities may require amendments to our currently approved permits from various governmental authorities. Our operations are and will continue to be governed by laws and regulations governing prospecting, mineral exploration, exports, taxes, labor standards, occupational health, waste disposal, toxic substances, land use, environmental protection, mine safety, mining royalties and other matters. There can be no assurance that we will be able to acquire all required licenses, permits, amendments or property rights on reasonable terms or in a timely manner, or at all, and that such terms will not be adversely changed, that required extensions will be granted, or that the issuance of such licenses, permits or property rights will not be challenged by third parties.

We attempt to confirm the validity of our rights of title to, or contract rights with respect to, each mineral property in which we have a material interest. However, we cannot guarantee that title to our properties will not be challenged. Our mineral properties may be subject to prior unregistered agreements, interests or native land claims, and title may be affected by undetected defects. There may be valid challenges to the title of any of the claims comprising our mineral properties that, if successful, could impair possible development and/or operations with respect to such properties in the future. Challenges to permits or property rights, whether successful or unsuccessful; changes to the terms of permits or property rights; or a failure to comply with the terms of any permits or property rights that have been obtained, could have a material adverse effect on our business by delaying or preventing or making continued operations economically unfeasible.

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We are subject to complex environmental and other regulatory risks, which could expose us to significant liability and delay, and potentially the suspension or termination of our development efforts.

Compliance with environmental quality requirements and reclamation laws imposed by federal, state, provincial, and local governmental authorities may:

●	require significant capital outlays;
●	materially affect the economics of a given property;
●	cause material changes or delays in our intended activities; and
●	expose us to lawsuits.

These regulations mandate, among other things, the maintenance of air and water quality standards and land reclamation. They also set limitations on the generation, transportation, storage and disposal of solid and hazardous waste. Applicable authorities may require us to prepare and present data pertaining to the effect or impact that any proposed exploration for or production of minerals may have upon the environment. The requirements imposed by any such authorities may be costly, time consuming, and may delay operations. Future legislation and regulations designed to protect the environment, as well as future interpretations of existing laws and regulations, may require substantial increases in equipment and operating costs and delays, interruptions, or a termination of operations. We cannot accurately predict or estimate the impact of any such future laws or regulations, or future interpretations of existing laws and regulations, on our operations.

Historic mining activities have occurred on certain areas of our properties by unrelated parties prior to the general mining law of 1872, prior to the Federal Land Policy and Management Act of 1976, prior to the Resources Conservation & Recovery Act of October 21, 1978, and subsequent other Federal/State regulatory acts and statutes. If such historic activities have resulted in releases or threatened releases of regulated substances to the environment, potential for liability however unlikely may exist under federal or state remediation statutes. Such liability would include remediating any damage that we may have caused, including costs for removing or remediating the release and damage to natural resources, including ground water, as well as the payment of fines and penalties. We are not aware of any such claims under these statutes at this time and cannot predict whether any such claims will be asserted in the future.

We may produce air emissions and pollutions that could fall under the jurisdiction of U.S. federal laws.

Under the U.S. Resource Conservation and Recovery Act, mining companies may incur costs for generating, transporting, treating, storing, or disposing of hazardous waste, as well as for closure and post-closure maintenance once they have completed mining activities on a property. Our mining operations may produce air emissions, including fugitive dust and other air pollutants, from stationary equipment, storage facilities, and the use of mobile sources such as trucks and heavy construction equipment which are subject to review, monitoring and/or control requirements under the Federal Clean Air Act and state air quality laws. Permitting rules may impose limitations on our production levels or create additional capital expenditures in order to comply with the rules.

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Legislation has been proposed that would significantly affect the mining industry.

Periodically, members of the U.S. Congress have introduced bills which would supplant or alter the provisions of the General Mining Law of 1872, which governs the unpatented claims that we control with respect to our U.S. properties. One such amendment has become law and has imposed a moratorium on the patenting of mining claims, which reduced the security of title provided by unpatented claims such as those on our properties. If additional legislation is enacted, it could substantially increase the cost of holding unpatented mining claims by requiring payment of royalties and could significantly impair our ability to develop mineral estimates on unpatented mining claims. Such bills have proposed, among other things, to make permanent the patent moratorium, to impose a federal royalty on production from unpatented mining claims and to declare certain lands as unsuitable for mining. Although it is impossible to predict at this time what royalties may be imposed in the future, the imposition of such royalties could adversely affect the potential for development of such mining claims and the economics of existing operating mines on federal unpatented mining claims. Passage of such legislation could adversely affect our business.

Our operations are subject to permitting requirements which could require us to delay, suspend or terminate our operations on our mining properties.

Our operations, including ongoing exploration drilling programs, require permits from the state and federal governments, including permits for the use of water and for drilling wells for water. We may be unable to obtain these permits in a timely manner, on reasonable terms or on terms that provide us sufficient resources to develop our properties, or at all. Even if we are able to obtain such permits, the time required by the permitting process can be significant. If we cannot obtain or maintain the necessary permits, or if there is a delay in receiving these permits, our timetable and business plan for exploration of our properties will be adversely affected, which may in turn adversely affect our results of operations, financial condition and cash flows.

We may face a shortage of water.

Water is essential in all phases of the exploration, development and operation of mineral properties. The nature of our operations requires water to be used in such processes as exploration, drilling, testing, dust suppression, milling and tailings disposal. The lack of available water and the cost of acquisition may make an otherwise viable project economically impossible to complete.

Global climate change is an international concern and could impact our ability to conduct future operations.

Global climate change is an international issue and receives an enormous amount of publicity. We would expect that the imposition of international treaties or federal, state or local laws or regulations pertaining to mandatory reductions in energy consumption or emissions of greenhouse gasses could affect the feasibility of our mining projects and increase our operating costs.

Because access to the mineral property may be restricted by inclement weather or other hazards, we may be delayed in our development efforts.

We are subject to risks and hazards including environmental hazards, the existence of unusual or unexpected geological formations, the occurrence of cave-ins, flooding, earthquakes, and periodic interruptions due to inclement or hazardous weather conditions. As a result, access to our mineral properties may be restricted during parts of the year. During the winter months, heavy snowfall can make it difficult to undertake work programs. Frequent inclement weather in the winter months can make development and mining activities difficult for short periods of time.

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We may face a shortage of supplies, equipment and materials.

The mineral industry has experienced from time to time shortages of certain supplies, equipment and materials necessary in the exploration, evaluation, development and production of mineral deposits. The prices at which such supplies and materials are available have also greatly increased. Our planned operations could be subject to delays due to such shortages and further price escalations could increase our costs for such supplies, equipment and materials. Our experience and that of others in the industry is that suppliers are often unable to meet contractual obligations for supplies, equipment, materials, and services, and that alternate sources of supply do not exist.

The market for obtaining desirable properties, investment capital, and outside engineers and consultants is highly competitive.

Presently, we employ a limited number of full-time employees, utilize outside consultants, and in large part rely on the personal efforts of our officers and directors. Our success will depend, in part, upon the ability to attract and retain qualified outside engineers and other professionals to develop and operate our mineral properties, in addition to obtaining investment capital to conduct our mining operations. We believe that we will be able to attract competent employees and consultants, but no assurance can be given that we will be successful in this regard as competition for these professionals is highly competitive. If we are unable to engage and retain the necessary personnel, our business would be materially and adversely affected.

We depend upon a limited number of personnel and the loss of any of these individuals could adversely affect our business.

If any of our current executive employees were to die, become disabled or leave our company, we would be forced to identify and retain individuals to replace them. Mr.. Michael Stanford is our sole Director and our critical employee at this time. There is no assurance that we can find suitable individuals to replace him or to add to our employee base if that becomes necessary. We are entirely dependent on Mr. Stanford as our critical personnel at this time. We have no life insurance on Mr. Stanford.

We have incurred substantial losses since our inception and may never be profitable.

We have incurred losses since inception resulting in an accumulated stockholders’ equity deficit of $248,106 as of June 30, 2012, and further losses are anticipated in the development of our business. As a development stage enterprise, there exists substantial doubt regarding our ability to continue as a going concern. The ability to continue as a going concern is dependent upon generating profitable operations in the future and/or to obtain the necessary financing to meet our obligations and repay our liabilities arising from normal business operations. Management intends to finance operating costs over the next twelve months with existing cash on hand, loans from stockholders and directors, and the private placement of common stock.

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We currently have not entered into forward sales, commodity, derivatives or hedging arrangements with respect to our mineral production and as a result we are exposed to the impact of any significant decrease in mineral prices.

We expect to sell the minerals we expect to be producing at prevailing market prices. Currently, we have not entered into forward sales, commodity, derivative or hedging arrangements to establish a price in advance for the sale of future production, although we may do so in the future. As a result, we may realize the benefit of any short-term increase in prices, but we are not protected against decreases, and if prices decrease significantly, our expected future revenues may be materially and adversely affected.

Our ability to become and remain profitable over the long term will depend on our ability to identify, explore and develop our current and additional properties.

Gold, silver, and other mineral properties are wasting assets. They eventually become depleted or uneconomical to continue mining. Our ability to become and remain profitable over the long term depends on our ability to finalize the design, permit, development and profitable extraction and recovery of mineral resources beyond our current planned mine life. If our ability to expand the operations beyond their current planned mined lives does not occur we may seek to acquire other precious and base metals properties beyond our current properties. The acquisition of precious and base metals properties and their exploration and development are subject to intense competition. Companies with greater financial resources, larger staff, more experience and more equipment for exploration and development may be in a better position to compete for such mineral properties. If we are unable to find, develop, and economically mine new properties, we most likely will not be profitable on a long-term basis and the price of our common stock may suffer.

Because we have a very limited operating history, investors have little basis to evaluate our ability to operate.

Our activities to date have been focused on raising capital funds, exploring our properties and preparing those properties for production. Although some of our mine and concentrating facilities have previously operated, these operations were carried out under different ownership and, therefore, we face all of the risks commonly encountered by other businesses that lack an established operating history including the need for additional capital and personnel, and intense competition. There is no assurance that our business plan will be successful.

The construction of our mines and optimization and continued operation of our mills are subject to all of the risks inherent in construction, start-up and operations.

These risks include potential delays, cost overruns, shortages of material or labor, construction defects, breakdowns and injuries to persons and property. We expect to engage self-employed personnel, subcontractors and material suppliers in connection with the construction and development of our mine projects. While we anticipate taking all measures that we deem reasonable and prudent in connection with construction of the mines and the operation of the mills, there is no assurance that the risks described above will not cause delays or cost overruns in connection with such construction or operation. Any delays would postpone our anticipated receipt of revenue and adversely affect our operations, which in turn may adversely affect the price of our stock.

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We do not insure against all of the risks to which we may be subject in our operations.

While we currently maintain insurance against general commercial liability claims and the physical assets at our projects, we do not maintain insurance to cover all of the potential risks associated with our operations. We might be subject to liability for environmental, pollution or other hazards associated with mineral exploration and development, which risks may not be insured against, which may exceed the limits of our insurance coverage, or which we may elect not to insure against because of premium costs or other reasons. We may also not be insured against interruptions to our operations. Losses from these or other events may cause us to incur significant costs which could materially and adversely affect our financial condition and our ability to fund activities on our property. A significant loss could force us to reduce or terminate our operations.

We may require significant additional capital to fund our business plan.

We will be required to expend significant funds to determine if proven and probable mineral reserves exist at some of our properties, to continue exploration, and if warranted, develop our existing properties and to identify and acquire additional properties to diversify our property portfolio. There can be no assurance that any of the development properties we now hold, or which we may acquire, will contain a commercial ore reserve, and therefore, no assurance that we will ever generate a positive cash flow from the sale of production on such properties. In addition, once we decide to place a property into production, risks still exist that the amount and grade of the reserves may be significantly less than predicted. We have spent and will be required to continue to spend significant amounts of capital for drilling, geological and geochemical analysis, assaying and feasibility studies with regard to the results of our exploration. We may not benefit from these investments if we are unable to identify commercially exploitable mineralized material.

Our ability to obtain necessary funding for these purposes, in turn, depends upon a number of factors, including the status of the national and worldwide economy and the prices of gold and other precious and base metals. Capital markets worldwide have been adversely affected by substantial losses by financial institutions, in turn caused by investments in asset-backed securities. We may not be successful in obtaining the required financing, or if we can obtain such financing, such financing may not be on terms that are favorable to us. Failure to obtain such additional financing could result in delay or indefinite postponement of further mining operations or exploration and development and the possible partial or total loss of our potential interest in our properties.

Our operating costs could be adversely affected by inflationary pressures especially to labor and fuel costs.

The global economy is currently in a period of high commodity prices and, as a result, the mining industry is attempting to increase production. This has caused significant upward price pressures in the operating costs of mining companies, especially in the area of skilled labor. The skilled labor needed by the mining industry is in tight supply and its cost is increasing. Many of our competitors have lower costs and their mines are located in better locations that may give them a competitive advantage in employee hiring and retention.

The cost of fuel to run machinery and generate electricity is closely correlated to the price of oil and energy. Over the past two years, the price of oil has risen significantly and has increased the operating cost of mines dependent on fuel to run their business. Continued upward price pressures in our operating costs may cause us to generate significantly less operating cash flows than expected which would have an adverse impact to our business.

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We will continue to incur losses for the foreseeable future.

Prior to completion of the development and pre-production stage, we anticipate that we will incur increased operating expenses without realizing any significant revenues. We expect to incur continued and significant losses until such time that we achieve commercial production from our mining operations on our mineral claims. As a result of continuing losses, we may exhaust all of our resources and be unable to complete development of our planned mining operations. Our accumulated deficit will continue to increase as we continue to incur losses. We may not be able to generate profits or continue operations if we are unable to generate significant revenues from future mining of the mineral claims and our business will most likely fail.

Risks Related To Our Common Stock

There currently is only a minimal public market for our Common Stock. Failure to develop or maintain a trading market could negatively affect the value of our Common Stock and make it difficult or impossible for you to sell your shares.

There currently is only a minimal public market for shares of our common stock and an active market may never develop. Our common stock is quoted on the OTCQB operated by OTC Markets Group Inc. under the symbol “JMSN”. We may not ever be able to satisfy the listing requirements for our common stock to be listed on an exchange, which are often a more widely-traded and liquid market. Some, but not all, of the factors that may delay or prevent the listing of our common stock on a more widely-traded and liquid market include the following: our stockholders’ equity may be insufficient; the market value of our outstanding securities may be too low; our net income from operations may be too low; our common stock may not be sufficiently widely held; we may not be able to secure market makers for our common stock; and we may fail to meet the rules and requirements mandated by the several exchanges and markets to have our common stock listed.

We cannot assure you that the common stock will become liquid or that it will be listed on a securities exchange.

Until our common stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our common stock to remain eligible for quotation on the OTCQB, or other over-the-counter quotation systems. In such venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of our common stock. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our common stock, which may further affect the liquidity of the common stock. This would also make it more difficult for us to raise capital.

The application of the “penny stock” rules could adversely affect the market price of our common shares and increase your transaction costs to sell those shares.

The SEC has adopted rule 3a51-1 that establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, Rule 15g-9 requires:

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●	that a broker or dealer approves a person’s account for transactions in penny stocks, and
●	that the broker or dealer receives from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

●	obtain financial information and investment experience objectives of the person, and
●	make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

●	sets forth the basis on which the broker or dealer made the suitability determination and
●	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

The market price for our common shares is particularly volatile given our status as a relatively unknown company with a small and thinly traded public float, limited operating history and lack of profits that could lead to wide fluctuations in our share price. You may be unable to sell your common shares at or above your purchase price, which may result in substantial losses to you.

The market for our common shares is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. The volatility in our share price is attributable to a number of factors. First, as noted above, our common shares are sporadically and thinly traded. As a consequence of this lack of liquidity, the trading of relatively small quantities of shares by our shareholders may disproportionately influence the price of those shares in either direction. The price for our shares could, for example, decline precipitously in the event that a large number of our common shares are sold on the market without commensurate demand, as compared to a seasoned issuer which could better absorb those sales without adverse impact on its share price. Secondly, we are a speculative or “risky” investment due to our limited operating history and lack of profits to date, and uncertainty of future market acceptance for our potential products and services. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer. Many of these factors are beyond our control and may decrease the market price of our common shares, regardless of our operating performance. We cannot make any predictions or projections as to what the prevailing market price for our common shares will be at any time including as to whether our common shares will sustain their current market prices or as to what effect that the sale of shares or the availability of common shares for sale at any time will have on the prevailing market price.

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We do not pay dividends on our Common Stock.

We have not paid any dividends on our common stock and do not anticipate paying dividends in the foreseeable future. We plan to retain earnings, if any, to finance the development and expansion of our business.

Failure to achieve and maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 could have a material adverse effect on our business and stock price.

Section 404 of the Sarbanes-Oxley Act of 2002 (“the Sarbanes-Oxley Act”) requires that we establish and maintain an adequate internal control structure and procedures for financial reporting and include a report of management on our internal control over financial reporting in our annual report on Form 10-K. That report must contain an assessment by management of the effectiveness of our internal control over financial reporting and must include disclosure of any material weaknesses in internal control over financial reporting that we have identified.

Rule 144 Related Risk.

The SEC adopted amendments to Rule 144 which became effective on February 15, 2008 that apply to securities acquired both before and after that date. Under these amendments, a person who has beneficially owned restricted shares of our common stock for at least six months would be entitled to sell their securities provided that: (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding a sale, (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale and (iii) if the sale occurs prior to satisfaction of a one-year holding period, we provide current information at the time of sale.

Persons who have beneficially owned restricted shares of our common stock for at least six months but who are our affiliates at the time of, or at any time during the three months preceding a sale, would be subject to additional restrictions by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

●	1% of the total number of securities of the same class then outstanding; or
●	the average weekly trading volume of such securities during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale;

provided, in each case, that we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale. Such sales by affiliates must also comply with the manner of sale, current public information and notice provisions of Rule 144.

Restrictions on the reliance of Rule 144 by Shell Companies or former Shell Companies.

Historically, the SEC staff has taken the position that Rule 144 is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies, like us. The SEC has codified and expanded this position in the amendments discussed above by prohibiting the use of Rule 144 for resale of securities issued by any shell companies (other than business combination related shell companies) or any issuer that has been at any time previously a shell company. The SEC has provided an important exception to this prohibition, however, if the following conditions are met:

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●	The issuer of the securities that was formerly a shell company has ceased to be a shell company,
●	The issuer of the securities is subject to the reporting requirements of Section 14 or 15(d) of the Exchange Act,
●	The issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and
●	At least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company.

As a result, it is likely that pursuant to Rule 144, stockholders who receive our restricted securities in a business combination will not be able to sell our shares without registration until one year after we have completed our initial business combination.

ITEM 2. FINANCIAL INFORMATION

Management’s Discussion And Analysis Of Financial Condition And Results Of Operations

The following management’s discussion and analysis should be read in conjunction with our and Bolcán’s historical combined financial statements and the related notes. The management’s discussion and analysis contains forward-looking statements that involve risks and uncertainties, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “project,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this Current Report. Our actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. We disclaim any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Current Report. Please see “Forward-Looking Statements” and “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these forward-looking statements.

As the result of the Merger and the change in our business and operations to engaging in exploration and production activities in the precious metal industry, a discussion of our past financial results is not pertinent, and our historical financial results and those of Bolcán, the accounting acquirer prior to the Merger are considered the historical financial results of Bolcán

The following discussion highlights our plan of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described. This discussion contains forward-looking statements. The following discussion and analysis are based on Bolcán’s financial statements, which we have prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). You should read the discussion and analysis together with such financial statements and the related notes thereto.

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The following discussion and analysis provides information which management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The discussion should be read in conjunction with our audited and unaudited financial statements and related notes and the other financial information included elsewhere in this report.

Plan of Operations

Since the Merger, we are a minerals exploration, development and production company focused on acquiring and consolidating mining claims and mineral leases with potential production and future growth through exploration discoveries. Our current growth strategy is focused on the initiation and expansion of production operations through the development of our current mining claims and mineral properties into producing projects.

Results of Operations for the six months ended June 30, 2012, and from October 12, 2010 (Inception) to December 31, 2011.

Revenue

No revenue was generated during the six months ended June 30, 2012, as compared to revenue of $89,994 generated from inception to December 31, 2011. The decrease was due to a reduced level of activity at our Ogden Bay Minerals and Star Mountain projects during the winter season.

Cost of revenue

The cost of revenue during the six months ended June 30, 2012 was zero as compared to $66,227 for the period from inception to December 31, 2011. There was no revenue generated for the six months ended June 30, 2012 so there were no associated costs of revenue.

Operating Expenses

Operating expenses during the six months ended June 30, 2012 totaled $192,389, as compared to operating expenses totaling $77,887 from inception to December 31, 2011. The increase is due primarily to increased costs for auditors and attorneys relative to the merger and increased exploration costs at our Star Mountain project.

Operating Loss

Our operating loss during the six months ended June 30, 2012 totaled $192,389, as compared to an operating loss of $54,120 from inception to December 31, 2011. The reduced operating loss is due primarily to a reduced level of activity at our Ogden Bay Minerals project site.

Interest Expense

Interest Expense for the six months ended June 30, 2012 totaled $7,647, as compared to interest expense of $138 from inception to December 31, 2011.

Net Loss

Our net loss during the six months ended June 30, 2012 totaled $200,036, as compared to a net loss of $54,258 from inception to December 31, 2011.

Liquidity and Capital Resources

We are reliant upon shareholder loans, and equity private placements to fund operations.

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We had $15,927 and $6,991 of cash as of June 30, 2012 and December 31, 2011, respectively.

Net cash used in operating activities is primarily attributable amounts paid for exploration and development costs (which were expensed as incurred), accounting and legal services, and corporate organizational fees. We do not expect to have positive cash flow from operations until late 2012 and give no assurance that such will occur.

Cash used in investing activities is attributable to purchase of transportation equipment and mineral rights.

Net cash provided by financing activities relates to advances received from its shareholders and an unrelated party. On June 11, 2012, the Company issued a non-interest bearing convertible promissory note in the principal amount of $155,000 to an unrelated party in connection with advances previously received. Prior to December 31, 2012, any unpaid balance of the convertible note may be converted at the option of the investor or the Company into common stock of the post-merger company at a rate of one common share for every two dollars of loan reduction.

No shares were sold and no options or warrants have been issued from inception through June 30, 2012.

As noted above, we believe that we do not have sufficient liquidity to satisfy our cash requirements for the next twelve months, which will require us to raise additional equity and / or debt capital in order to fully implement our business strategy. We intend to develop a significant capital investment program to scale our production capacity, which will require us to raise additional debt or equity capital. Any issuance of equity securities will result in dilution to our stockholders. Issuance of debt or convertible securities could also involve substantial dilution to our stockholders, or operational and financial covenants that might inhibit our ability to follow our business plan. Additional financing may not be available in amounts or on terms acceptable to us or at all. If we are unable to obtain additional financing, we may be required to reduce the scope of, delay or eliminate some or all of our planned exploration and development activities, which could harm our financial conditions and operating results.

Related Party Transactions

At June 30, 2012 and December 31, 2011, we had outstanding net advances and loans from related parties of $61,469 and $7,725, respectively.

Off-Balance Sheet Arrangements

There are no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Controls and Procedures - At this time, we plan to use the controls and procedures used by Jameson Stanford and to implement changes as needed after consummation of the Merger.

Critical Accounting Policies and Estimates

Mineral rights. The costs of acquiring mineral rights are considered tangible assets. Significant acquisition payments are capitalized. If a mineable ore body or other material is discovered, such costs are amortized when production begins using the units-of-production method. If no mineable ore body is discovered or such rights are otherwise determined to have diminished value, such costs are expensed in the period in which the determination is made.

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General, administrative and holding costs to maintain unproven claims are expensed as incurred.

Exploration costs are charged to expense as incurred. Costs to identify new mineral resources, to evaluate potential resources and to convert mineral resources into proven and probable reserves are considered exploration costs.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has experienced a loss during its initial period of operations and does not currently have sufficient resources to accomplish its objectives during the next twelve months. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should it be unable to continue in operation. Our present plans, the realization of which cannot be assured, to overcome these difficulties include, but are not limited to, the continuing effort to raise capital in public and private markets.

ITEM 3. PROPERTIES

Our business office is located at 10785 West Twain Avenue, Suite 200, Las Vegas, Nevada 89135. Our phone number is 702-933-0808. Our business office is provided at no charge and is a temporary arrangement while we search for more permanent office space. There is no rental agreement for the use of this office. If rent were charged for this space, the amount would not be material but would be expensed.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth certain information, as of October 29, 2012 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of our executive officers and directors, and (iii) our directors and executive officers as a group. The information relating to the ownership interests of such shareholders is provided after giving effect to the Merger.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
	Common stock	Common stock
Michael Stanford, CEO, President, and Director	25,000,000 - direct	79.9%
Michael Smith, former President and CEO	0	0.0%
Robbie Chidester, EVP, CFO, Secretary & Treasurer	0	0.0%
Michael Christiansen, former EVP, CFO, Secretary & Treasurer	0	0.0%
Summit Capital USA, Inc. (2)	1,996,666 - direct	6.38%

Directors and Officers as a group	25,000,000	79.9%

(1) Based on an aggregate of 31,300,000 common shares outstanding as of October 29, 2012. The address for each officer and/or director is 10785 West Twain Avenue, Suite 200, Las Vegas, Nevada 89135, the address of the Company.

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(2) The mailing address for Summit Capital USA, Inc. is 605 W. Knox Road, Suite 202, Tempe, AZ 85284. The beneficially owners of Summit Capital are 50% owned by Summit Capital Corp, 2 Anthony Henday Center, 4914-55 St., Red Deer, AB, Canada T4N 2J4 (Summit Capital Corp is beneficially owned by Gregg C.E. Johnson and Cheryl L. Mc Robbie-Johnson); 25% owned by Gregg C.E. Johnson, 6081 W. Park Ave, Chandler, AZ 85226; and 25% owned by Thomas P. Madden, 1192 W. Sunrise Place, Chandler, AZ 85248.

ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS.

The following table sets forth the names and ages of each of the persons designated to become members of the Board of Directors and Executive Officers effective upon closing of the Merger

Name	Age	Positions and Offices to be Held
Michael Stanford	46	CEO, President, and Director
Robbie Chidester	56	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

The directors named above will serve until the first annual meeting of our stockholders following completion of the Merger or until their respective successors have been appointed and duly qualified. Thereafter, directors will be elected for one-year terms at the annual stockholders’ meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement. There is no arrangement or understanding between any of the directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to our board. There are also no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of our affairs.

Michael Stanford, 46, President and Chief Executive Officer, Director. Michael Stanford joined Jameson Stanford Resources Corporation in May 2012 and serves as President, Chief Executive Officer and Director. Mr. Stanford also serves as President, Chief Executive Officer and Director of Bolcán Mining Corporation. Mr. Stanford has more than 20 years of experience in the mining and metallurgy industries as an owner and operator of companies specializing in the exploration, development, recovery, refining and marketing of precious metals from mined mineral ore bodies. Mr. Stanford has managed and directed over 2,000 employees and is highly experienced in administering environmental controls and process systems in mining and metallurgy operations.

From 1997 to 2008, Mr. Stanford managed and directed projects under contract with Rio Tinto and Kennecott Utah Copper. From 1995 to 2012, Mr. Stanford managed projects under contract with Chubu Electric Power Company, Techno Chubu Company, Kiewit Western Corporation, United States Department of Agriculture Natural Resource Conservation Service (NRCS), United States Bureau of Land Management (BLM), Utah Department of Natural Resources Wildlife Division (DNR). From 1989 to 2012, Mr. Stanford operated two commercial analytic laboratories as Stanford Laboratories.

25

Robbie Chidester, CPA, 56, Executive Vice President, Chief Financial Officer, Secretary. Mr. Chidester joined Jameson Stanford Resources Corporation in July 2012. Prior to joining the Company, he provided outsourced accounting, financial management and advisory services to various clients. Mr. Chidester has spent over 20 years as VP Finance, Chief Financial Officer, Board Member and Advisor. Working the past six years as an outsourced or interim financial officer, Mr. Chidester has provided financial management and advisory services to over 20 emerging businesses. He provided such services for CFO Solutions, LC from 2006 to 2008 and has worked for CFO Advantage Consulting, LC from 2008 to 2012. Mr. Chidester has personally assisted in the placement of over $260M in private debt and equity funding. While working from 1987 to 2006 as a fulltime financial officer for various emerging companies, ranging in size from startup to over $160M in revenue, he supervised financial teams ranging in size from small, hands-on groups to a diverse, international team of over 40 professionals located on four continents. Beginning his career in 1981 with the international audit, tax and advisory firm KPMG, LLC, Mr. Chidester establishing himself as a specialist in corporate compliance, public reporting, M&A/IPO support, due diligence, business transformation/turn-around services and management consulting. He has provided financial services to a vast array of clients, including successful companies in the exploration, extraction and processing of natural resources. He is a licensed Certified Public Accountant. Mr. Chidester graduated with an honors Bachelors Degree in Accounting from the University of Utah.

All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

ITEM 6. EXECUTIVE COMPENSATION.

The following table provides certain information for the fiscal years ended December 31, 2011 and 2010 concerning compensation earned for services rendered in all capacities by our named executive officers during the fiscal years ended December 31, 2011 and 2010 ..

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Michael Stanford, Director, President and CEO	2011	0	0	0	0	0	0	0	0
	2010	0	0	0	0	0	0	0	0
Robbie Chidester, EVP, CFO, Secretary & Treasurer	2011	0	0	0	0	0	0	0	0
	2010	0	0	0	0	0	0	0	0
Michael Christiansen, former EVP, CFO, Secretary & Treasurer	2011	0	0	0	0	0	0	0	0
	2010	0	0	0	0	0	0	0	0
Michael Smith, former CEO	2011	0	0	0	0	0	0	0	0
	2010	0	0	0	0	0	0	0	0

26

Employment Agreements

We do not have any employment contracts with our executive officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Michael Stanford	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE
Michael Christiansen	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE
Michael Smith	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE
Robbie Chidester	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE	NONE

27

Discussion of Director Compensation

The Company did not pay any director compensation during the fiscal year ended December 31, 2011. The Company may begin to compensate its directors at some time in the future.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

At June 30, 2012 and December 31, 2011, we had outstanding net advances from related parties of $61,469 and $7,725, respectively.

ITEM 8. LEGAL PROCEEDINGS.

None

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Our common stock is quoted on the OTCQB under the symbol “JMSN”. Such trading of our common stock is limited and sporadic. Prior to June 29, 2012, our symbol was “MYCOD”.

The following table reflects the high and low bid information for our common stock for each fiscal quarter during the fiscal year ended December 31, 2011 and 2010. The bid information was obtained from the OTCQB and reflects inter-dealer prices, without retail mark-up, markdown or commission, and may not necessarily represent actual transactions.

Quarter Ended	Bid High	Bid Low
Fiscal Year 2011
December 31, 2011	$0.00	$0.00
September 30, 2011	$0.00	$0.00
June 30, 2011	$0.00	$0.00
March 31, 2011	$0.00	$0.00

Fiscal year 2010
December 31, 2010	$0.00	$0.00
September 30, 2010	$0.00	$0.00
June 30, 2010	$0.00	$0.00
March 31, 2010	$0.00	$0.00

28

We have never declared or paid cash dividends on our common stock. We currently intend to retain all available funds and any future earnings for use in the operation and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future.

ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES.

See Item 3.02 of this Form 8-K, which describes sales of unregistered securities in connection with the Merger.

ITEM 11. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

Our authorized capital stock consists of 350,000,000 shares of common stock, $0.001 par value per share. As of October 29, 2012, there were 31,300,000 outstanding shares of common stock.

Common Stock

Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of common stock are entitled to receive dividends out of legally available assets at such times and in such amounts as our Board of Directors may from time to time determine. Each stockholder is entitled to one vote for each share of common stock held on all matters submitted to a vote of stockholders. Cumulative voting for the election of directors is not authorized.

Our common stock is not subject to conversion or redemption and holders of common stock are not entitled to preemptive rights. Upon the liquidation, dissolution or winding up of the Company, the remaining assets legally available for distribution to stockholders, after payment of claims or creditors and payment of liquidation preferences, if any, on outstanding preferred stock, are distributable ratably among the holders of common stock and any participating preferred stock outstanding at that time. Each outstanding share of common stock is fully paid and non-assessable.

Warrants

None

Options

None

29

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Neither our Articles of Incorporation nor Bylaws prevent us from indemnifying our officers, directors and agents to the extent permitted under the Nevada Revised Statute (“NRS”). NRS Section 78.7502, provides that a corporation may indemnify any director, officer, employee or agent of a corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with any the defense to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 78.7502(1) or 78.7502(2), or in defense of any claim, issue or matter therein.

NRS 78.7502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

NRS Section 78.7502(2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS Section 78.747 provides that except as otherwise provided by specific statute, no director or officer of a corporation is individually liable for a debt or liability of the corporation, unless the director or officer acts as the alter ego of the corporation. The court as a matter of law must determine the question of whether a director or officer acts as the alter ego of a corporation.

30

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 13. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

See Item 9.01 of this report on Form 8-K.

ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS.

See Item 9.01 of this report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

On October 29, 2012, we issued 25,000,000 shares of our common stock to the shareholders of Bolcán in connection with the Merger.

Such issuances were conducted pursuant to Section 4(2) of the Securities Act, as amended, and Regulation D promulgated thereunder.

Item 4.01 – Changes in Registrant’s Certifying Accountant

(a) On November 27, 2012, we, by our board of directors, dismissed Silberstein Ungar, PLLC (“Silberstein”) as our independent registered public accounting firm. Silberstein issued a report on our consolidated financial statements for the fiscal year ended December 31, 2011. We did not have any disagreements with Silberstein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Silberstein’s satisfaction, would have caused them to make reference thereto in their reports on our financial statements.

We have provided Silberstein with a copy of the disclosures in this Form 8-K/A (Amendment No. 1) prior to the filing of these disclosures and has requested that Silberstein furnish a letter addressed to the Securities and Exchange Commission stating whether or not Silberstein agrees with the statements made herein above and, if not, stating in which respects Silberstein does not agree. Silberstein’s letter is attached to this Form 8-K/A (Amendment No. 1) as Exhibit 16.1.

(b)     On August 27, 2012, with the approval of our board of directors, Bolcan retained retained Mantyla McReynolds, LLC to be our independent registered public accounting firm, which retention, we confirmed, on November 20, 2012.

During the two most recent fiscal years and the interim period preceding the engagement of Mantyla McReynolds, LLC, we have not consulted Mantyla McReynolds, LLC regarding: (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 5.01 Changes in Control of Registrant.

See Item 2.01 of this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective as of the closing of the Merger, Michael F. Smith, our CEO and a Director will resign from all positions with the Company and he shall return for cancellation 52,500,000 shares of the Company’s common stock held in his name.

Effective October 29, 2012, Michael Stanford, was appointed our CEO and will also retain his current position as President.

Effective October 29, 2012, Michael Christiansen was terminated as Chief Financial Officer as his work for the company was completed. There were no disagreements with Mr. Christiansen.

Effective October 29, 2012 Robbie Chidester was appointed Executive Vice President, Chief Financial Officer, Secretary, and Treasurer.

Item 5.06 Change In Shell Company Status.

As described in Item 2.01 of this report, on October 29, 2012 the Merger was completed. As a result of this transaction, we are no longer a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

31

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Bolcán Mining Corporation: (i) audited financial statements as of December 31, 2011 and 2010 and for the year ended December 31, 2011 and for the period from October 12, 2010 (inception) through December 31, 2011. (ii) unaudited financial statements as of June 30, 2012 and for the six months ended June 30, 2012 and 2011 and for the period from October 12, 2010 (inception) through June 30, 2012.

(b) Pro forma financial information. In accordance with Item 9.01(b), unaudited pro forma consolidated financial statements of Jameson Stanford Resources Corporation and Bolcán Mining Corporation as of December 31, 2011 and for the six months ended June 30, 2012.

(c) Shell Company Transaction

(d) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28 , 2012

JAMESON STANFORD RESOURCES CORPORATION

By:	/s/ Michael Stanford
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Acquisition Agreement and Plan of Merger dated May 7, 2012 *
2.1(a)	Extension Agreement dated July 24, 2012 *
2.1(b)	Extension Agreement dated October 24, 2012 **
3.1	Articles of Incorporation Bolcan Mining Corporation dated April 11, 2012 *
3.2	Bylaws of Bolcan Mining Corporation *
10.1	Asset Purchase Agreement between The Bolcán Group LLC and Bolcán Mining Corporation effective June 30, 2012 *
16.1	Correspondence from Silberstein Ungar, PLLC dated November 27, 2012

* Previously filed with our Form 8-K on November 2, 2012

** The Extension Agreement dated October 24, 2012 filed herewith replaces exhibit 2.1(b) filed with our Form 8-K on November 2, 2012 which previously filed document was inadvertently a draft and not the final form.

32

THE BOLCÁN GROUP, L.L.C.

(ANEXPLORATION STAGE COMPANY)

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DECEMBER 31, 2011 AND 2010

THE BOLCÁN GROUP, L.L.C.

(ANEXPLORATION STAGE COMPANY)

THE BOLCÁN GROUP, L.L.C.

(ANEXPLORATION STAGE COMPANY)

Report of Independent Registered Public Accounting Firm

The Ownership and Management

The Bolcán Group, L.L.C.

We have audited the accompanying balance sheets of The Bolcán Group, L.L.C. (An Exploration Stage Company) as of December 31, 2011 and 2010 and the related statements of operations, members’ deficit, and cash flows for the year ended December 31, 2011 and for the period from inception [October 12, 2010] through December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Bolcán Group, L.L.C. as of December 31, 2011 and 2010 and the results of operations and cash flows for the year ended December 31, 2011 and for the period from inception[October 12, 2010] through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred significant losses since inception. The Company has not established operations with consistent revenue streams and has a working capital deficit. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Mantyla McReynolds, LLC
Mantyla McReynolds, LLC
Salt Lake City, Utah
October 5, 2012

F-1

The Bolcán Group, L.L.C.

(AN EXPLORATION STAGE COMPANY)

Balance Sheets

	December 31, 2011	December 31, 2010

ASSETS
Cash	$6,991	$-
Total Current Assets	6,991	-

Property and equipment, net	32,354	-
Total Assets	$39,345	$-

LIABILITIES AND MEMBER’S DEFICIT
Current Liabilities
Accounts payable and accrued expenses	$778	$-
Other advances	85,000	-
Total Current Liabilities	85,778	-

Long-term Liabilities
Advances from Majority Owner	7,725	-
Total Liabilities	93,503	-

Member’s Deficit
Member’s contributions	100	-
Deficit accumulated during exploration stage	(54,258)	-
Total Member’s Deficit	(54,158)	-

Total Liabilities and Member’s Deficit	$39,345	$-

See notes to financial statements

F-2

The Bolcán Group, L.L.C.

(AN EXPLORATION STAGE COMPANY)

Statements of Operations

		Period from
		Inception
	12 Months Ended	(October 12, 2010)
	December 31, 2011	to December 31, 2011

Revenue	$89,994	$89,994

Cost of revenue	66,227	66,227
Gross profit	23,767	23,767

Operating expenses
Exploration and development costs	3,133	3,133
Exploration and development costs - related party	39,650	39,650
General and administrative	7,604	7,604
General and administrative - related party	27,500	27,500
	77,887	77,887

Operating loss	(54,120)	(54,120)

Other income (expenses)
Interest expense, related parties	(138)	(138)

Net loss	$(54,258)	$(54,258)

  See notes to financial statements

F-3

The Bolcán Group, L.L.C.

(AN EXPLORATION STAGE COMPANY)

Statements of Member’s Deficit

Period from Inception (October 12, 2010) to December 31, 2011

		Deficit
		Accumulated	Total
	Member’s	during the	Member’s
	Contributions	Exploration Stage	Deficit

Net loss from inception (October 12, 2010) to December 31, 2010	$-	$-	$-

Balances, December 31, 2010	-	-	-

Member’s contributions	100	-	100

Net loss for 12 Months ended December 31, 2011	-	(54,258)	(54,258)

Balances, December 31, 2011	$100	$(54,258)	$(54,158)

See notes to financial statements

F-4

The Bolcán Group, L.L.C.

(AN EXPLORATION STAGE COMPANY)

Statements of Cash Flows

		Period from
		Inception
	12 Months ended	(October 12, 2010)
	December 31, 2011	to December 31, 2011

Operating activities:
Net loss	$(54,258)	$(54,258)
Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation	1,047	1,047
Changes in operating assets and liabilities:
Accounts payable	778	778
Accrued interest - related party	138	138
Net cash used in operating activities	(52,295)	(52,295)

Investing activities:
Acquisition of property and equipment	(33,401)	(33,401)
Cash used in investing activities	(33,401)	(33,401)

Financing activities:
Advances from Majority Owner	7,587	7,587
Other advances	85,000	85,000
Member’s contributions	100	100
Cash provided by financing activities	92,687	92,687

Net increase in cash	6,991	6,991
Cash, beginning of period	-	-

Cash, end of period	$6,991	$6,991

Supplemental information:
Cash paid for:
Interest	$-	$-
Taxes	$-	$-

See notes to financial statements

F-5

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

The Bolcán Group L.L.C. (“Bolcán Group”) was formed on October 12, 2010.

The operating activities of the Bolcán Group were inconsequential until October 2011 and consisted primarily of historical site research and minerals testing performed by Michael Stanford, the sole member of the Bolcán Group (the “Majority Owner”). The Majority Owner has other mining interests and provides services to the mining industry that are not part of the Company.

The Company was formed to pursue the development of certainmining claims,mineral leases and excavation rights (collectively referred to herein as “mineral rights”) for mining projects located in (a) Star Mining District in Beaver County, Utah,(b) Spor Mountain Mining District in Juab County, Utah, and (c) Ogden Bay Wildlife Management Area in Weber County, Utah.

NOTE 2 – GOING CONCERN

The Company is an exploration stage enterprise as defined under generally accepted accounting principles in the United States (“GAAP”). The financial statements have been prepared on a going concern basis, which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has incurred losses since inception resulting in a deficit accumulated during exploration stage of $54,258 as of December 31, 2011, and further losses are anticipated in the development of its business. The Company’s ability to continue as a going concern is dependent upon the Company generating profitable operations and cash flows in the near-term future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations. Management plans to finance the Company’s operating costs as necessary over the next twelve months with advances from owners and directors, and the private placement of the Company’s equity ownership. If management is unsuccessful in these efforts, discontinuance of operations is possible. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Presentation

Management has elected not to measure any of its eligible financial instruments or other items at fair value. Accordingly, except as required by GAAP and disclosed herein, the Company continues to measure all of its assets and liabilities at historical cost.

The Company is in the exploration stage and its primary activities to date have included conducting research and exploration, developing markets for its products, securing strategic alliances, recruiting personnel and obtaining financing. As an exploration stage enterprise, the Company is required to present cumulative amounts from inception (October 12, 2010) through the latest period presented herein.

Property and Equipment

Property and equipment consists of a vehicle that is stated at cost of $33,400, less accumulated depreciation of $1,047 at December 31, 2011, computed using the straight-line method over the estimated 5 year useful life of the asset.

F-6

THE BOLCÁN GROUP, L.L.C.

(ANEXPLORATION STAGE COMPANY)

Revenue

The Company recognizes revenue when products are fully delivered or services have been provided and collection is reasonably assured. The Company’s only revenues to date consist of a dredging agreement for the Weber River for which the earnings process was complete as of December 31, 2011.

Income Taxes

Since the Bolcán Group elected to be taxed as a partnership, its net losses are “passed-through” to and are included in the personal tax returns of the Majority Owner.

Use of Estimates

The preparation of financial statements in conformity with GAA Prequires management to make estimates and assumptions that affect reported amounts. Actual results could differ from those estimates.

NOTE 4 – TRANSACTIONS WITH MAJORITY OWNER AND OFFICER

The Majority Owner has made periodic advances to the Company to fund operations, which are unsecured and payable on demand after June 30, 2013, with interest at the rate of 12% per annum, compounded daily. The outstanding advances total $7,715, including accrued interest of $138 as of December 31, 2011.

The Company has contracted for minerals testing, laboratory services, project management and materials supply from several entities that are operated by common management or are otherwise controlled by the Majority Owner. Payments to such related parties totaled $67,150 for the period ended December 31, 2011.

NOTE 5 – OTHER ADVANCES

In connection with a memorandum of understanding dated October 27, 2011, the Company received certain cash advances from an unrelated party during the period ended December 31, 2011. These advances are unsecured, do not bear interest and are payable on demand. Also see convertible note in Note 7. The outstanding advances total $85,000 as of December 31, 2011.

NOTE 6 – SIGNIFICANT CONCENTRATIONS

The Company’s only revenues to date consist of a dredging agreement for the Weber River for which the earnings process was complete as of December 31, 2011.

NOTE 7 – SUBSEQUENT EVENTS

Asset Purchase

Effective June 30, 2012, Michael Stanford, then the sole member of the Bolcán Group (the “Majority Owner”), caused the Bolcán Group to transfer all of its assets and certain known liabilities to Bolcán Mining Corporation resulting in a combination of the two companies. The transaction is being accounted for in accordance with ASC 805-50 as a business combination between entities under common control. Going forward, the Company will be taxed as a corporation. Bolcán Mining Corporation has 1,000,000 common shares authorized with a par value of $0.001. The combined entity will be doing business as Bolcán Mining Corporation.

F-7

THE BOLCÁN GROUP, L.L.C.

(AN EXPLORATION STAGE COMPANY)

Mineral Rights

On April 23, 2012, the Company acquired certain lode mining claims and mineral leases related to the Star Mining District and Spor Mountain Mining District projects.

Star Mountain - On April 23, 2012, the Company paid and capitalized $22,113 to acquire 117 unpatented lode mining claims from the Bureau of Land Management related to the Star Mountain project near Milford, Utah. In addition, on May 1, 2012, the Company entered into a mineral lease agreement with the State of Utah for approximately 1,400 acres that are contiguous with the Star Mountain lode mining claims. The initial costs incurred and capitalized in connection with obtaining the lease was $1,599. Collectively, the Star Mountain claims and lease encompass a total area of approximately 3,740 acres.

The lease has an initial term of 10 years, subject to certain extension provisions. The future minimum annual rental commitment is $1.00 per acre (or $1,408). The lease also provides for a minimum annual royalty payment of $4,224 beginning in the 11th year of the lease (if extended), and requires contingent production royalty payments based on 4% to 8% of the gross value (as defined in the lease) of non-fissionable and fissionable metalifferous minerals, respectively, extracted from the leased area.

Spor Mountain - On May 1, 2012, the Company entered into a mineral lease agreement with the State of Utah for approximately 1,920 acres related to the Dugway Minerals project near Delta, Utah. The initial costs incurred and capitalized in connection with obtaining the lease were $2,152.

The lease has an initial term of 10 years, subject to certain extension provisions. The future minimum annual rental commitment is $1.00 per acre (or $1,918). The lease also provides for a minimum annual royalty payment of $5,754 beginning in the 11th year of the lease, and requires contingent production royalty payments based on 4% to 8% of the gross value (as defined in the lease) of non-fissionable and fissionable metalifferous minerals, respectively, extracted from the leased area.

Loan

On May 11, 2012, an individual loaned Bolcán Mining Corporation$42,000. The loan is guaranteed by the Majority Owner, bears interest at 12% per annum, and has been extended to a due date of August 24, 2012. As the loan has passed its due date, it is in default.

Convertible Note

On June 11, 2012, the Company issued a non-interest bearing convertible promissory note to the unrelated party in connection with advances previously received and additional advances that may be advanced from time to time. Prior to January 1, 2013, the note is due on demand; however, the unpaid balance is convertible at the option of the unrelated party or the Company into shares of common stock of any post-merger company shares at the rate of one share of common stock for every two dollars of loan reduction. All advances under this facility are shown as a current liability in the accompanying financial statements. Subsequent to December 31, 2011, an additional $100,000 was advanced.

Plan of Merger

Effective May 7, 2012, the Company entered into an Agreement and Plan of Merger with Jameson Stanford Resources Corporation, (“Jameson Stanford”), and JSR Sub Co, (“JSR”), both unrelated parties, with a required closing date of May 23, 2012. Because the transaction did not close on May 23, 2012, this agreement has expired.

F-8

BOLCÁN MINING CORPORATION AND SUBSIDIARY

(AN EXPLORATION STAGE COMPANY)

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2012

INDEX TO FINANCIAL STATEMENTS

Page

Consolidated financial statements:
Condensed Consolidated Balance sheets	F-2
Condensed Consolidated Statements of operations	F-3
Condensed Consolidated Statements of cash flows	F-4
Notes to the condensed consolidated financial statements	F-5

Bolcán Mining Corporation

(AN EXPLORATION STAGE COMPANY)

Condensed Consolidated Balance Sheets

(Unaudited)

	June 30, 2012	December 31, 2011

ASSETS
Cash	$15,927	$6,991
Total Current Assets	15,927	6,991

Property and equipment, net	29,213	32,354
Mineral rights	25,869	-
Total Assets	$71,009	$39,345

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable and accrued expenses	$52,646	$778
Accrued compensation	50,000	-
Convertible debt	155,000	85,000
Loan from related party	42,693	-
Total Current Liabilities	300,339	85,778

Long-term liabilities
Advances from majority owner	18,776	7,725
Total Liabilities	319,115	93,503

Stockholders’ Deficit
Common stock, $0.001 par value, 1,000,000 shares authorized, issued and outstanding	1,000	-
Additional paid in capital / Member’s contribution	5,188	100
Deficit accumulated during exploration stage	(254,294)	(54,258)
Total Stockholders’ Deficit	(248,106)	(54,158)

Total Liabilities and Stockholders’ Deficit	$71,009	$39,345

See notes to condensed consolidated financial statements

F-2

Bolcán Mining Corporation

(AN EXPLORATION STAGE COMPANY)

Condensed Consolidated Statements of Operations

(Unaudited)

	Six Months ended June 30, 2012	Six Months ended June 30, 2011	Period from inception (October 12, 2010) to June 30, 2012

Revenue	$-	$-	$89,994
Cost of revenue	-	-	66,227
Gross Profit	-	-	23,767

Operating Expenses
Executive compensation	50,000	-	50,000
Exploration and development costs	12,380	-	15,513
Exploration and development costs - related party	70,272		109,922
General and administrative	59,737	-	67,341
General and administrative - related party	-	-	27,500
	192,389	-	270,276

Operating Loss	(192,389)	-	(246,509)

Other Expenses
Interest expense, related parties	(7,647)	-	(7,785)

Net Loss	$(200,036)	$-	$(254,294)

Weighted average shares outstanding	1,000,000	-	1,000,000

Basic and diluted (loss) per share	$(0.20)	$-	$(0.25)

See notes to condensed consolidated financial statements

F-3

Bolcán Mining Corporation

(AN EXPLORATION STAGE COMPANY)

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six Months ended June 30, 2012	Six Months ended June 30, 2011	Period from inception (October 12, 2010) to June 30, 2012

Operating activities:
Net loss	$(200,036)	$-	$(254,294)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	3,140	-	4,187
Non-cash interest expense	7,647	-	7,647
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	51,869	-	52,647
Accrued compensation	50,000	-	50,000
Net cash used in operating activities	(87,380)	-	(139,813)

Investing activities:
Acquisition of property and equipment	-	-	(33,401)
Acquisition of mineral rights	(25,869)	-	(25,869)
Cash used in investing activities	(25,869)	-	(59,270)

Financing activities:
Advances from majority owner	10,185	-	17,910
Advances from officer	42,000	-	42,000
Other advances	70,000	-	155,000
Member’s contributions	-	-	100
Cash provided by financing activities	122,185	-	215,010

Net increase in cash	8,936	-	15,927
Cash, beginning of period	6,991	-	-

Cash, end of period	$15,927	$-	$15,927

Supplemental information:
Cash paid for:
Interest	$-	$-	$-
Taxes	$-	$-	$-

See notes to condensed consolidated financial statements

F-4

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Bolcán Mining Corporation (“Bolcán Mining”) was incorporated on April 11, 2012 and The Bolcán Group LLC (“Bolcán Group”) was formed on October 12, 2010. Bolcán Mining and Bolcán Group are collectively referred to as “the Company.”

The operating activities of the Bolcán Group were inconsequential until October 2011 and consisted primarily of historical site research performed by Michael Stanford. Effective June 30, 2012, Bolcán Mining acquired all of assets and assumed all known liabilities of Bolcán Group. The Company accounted for this transaction as a business combination between entities under common control under ASC 805-50. Therefore, the Company recognized the assets and liabilities transferred at their carrying amounts as of the date of transfer. These financial statements include the results of operations as though the transfer had occurred at the beginning of the period. Furthermore, the financial statements have been retrospectively adjusted for prior periods. The Majority Owner has other mining interests and provides services to the mining industry that are not part of the Company.

The Company was formed to pursue the development of certain mining claims, mineral leases and excavation rights (collectively referred to herein as “mineral rights”) for mining projects located in (a) Star Mining District in Beaver County, Utah, (b) Spor Mountain Mining District in Juab County, Utah, and (c) Ogden Bay Wildlife Management Area in Weber County, Utah. On April 23, 2012, the Company acquired certain lode mining claims and mineral leases related to the Star Mining District and Spor Mountain Mining District projects.

NOTE 2 – GOING CONCERN

The Company is an exploration stage enterprise as defined under generally accepted accounting principles in the United States (“GAAP”). The financial statements have been prepared on a going concern basis, which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has incurred losses since inception resulting in an accumulated stockholders’ deficit of $54,258 and $254,294 as of December 31, 2011 and June 30, 2012, respectively, and further losses are anticipated in the development of its business. In addition the Company had a working capital deficiency of $284,412 at June 30, 2012. The Company’s ability to continue as a going concern is dependent upon the Company generating profitable operations and cash flows in the near-term and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations. Management plans to finance the Company’s operating costs as necessary over the next twelve months with advances from stockholders and directors, and the private placement of the Company’s common stock. If management is unsuccessful in these efforts, discontinuance of operations is possible. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Presentation

The consolidated financial statements include the accounts of the Company. All significant intercompany balances and transactions have been eliminated.

F-5

The accompanying financial statements have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. The interim financial statements reflect all adjustments, consisting of normal recurring adjustments which, in the opinion of management, are necessary to present a fair statement of the results of the period.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s financial statements for the year ended December 31, 2011. The results of operations for the period ended June 30, 2012, are not necessarily indicative of the operating results for the full year.

Management has elected not to measure any of its eligible financial instruments or other items at fair value. Accordingly, except as required by GAAP and disclosed herein, the Company continues to measure all of its assets and liabilities at historical cost.

The Company is in the exploration stage and its primary activities to date have included conducting research and exploration, developing markets for its products, securing strategic alliances, recruiting personnel and obtaining financing. As an exploration stage enterprise, the Company is required to present cumulative amounts from inception (October 12, 2010) through the latest period presented herein.

Mineral Rights

The Company concluded that mineral rights meet the definition of tangible assets. Accordingly, the Company capitalizes certain costs related to the acquisition of mining claims and mineral lease rights. Costs of exploring, carrying and retaining unproven properties, if any, are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect reported amounts. Actual results could differ from those estimates.

NOTE 4 – MINERAL RIGHTS

Star Mountain

On April 23, 2012, the Company paid and capitalized $22,113 to acquire 117 unpatented lode mining claims from the Bureau of Land Management related to the Star Mountain project near Milford, Utah. In addition, on May 1, 2012, the Company entered into a mineral lease agreement with the State of Utah for approximately 1,400 acres that are contiguous with the Star Mountain lode mining claims. The initial costs incurred and capitalized in connection with obtaining the lease was $1,599. Collectively, the Star Mountain claims and lease encompass a total area of approximately 3,740 acres.

The lease has an initial term of 10 years, subject to certain extension provisions. The future minimum annual rental commitment is $1.00 per acre (or $1,408). The lease also provides for a minimum annual royalty payment of $4,224 beginning in the 11th year of the lease (if extended), and requires contingent production royalty payments based on 4% to 8% of the gross value (as defined in the lease) of non- fissionable and fissionable metalifferous minerals, respectively, extracted from the leased area.

Spor Mountain

On May 1, 2012, the Company entered into a mineral lease agreement with the State of Utah for approximately 1,920 acres related to the Dugway Minerals project near Delta, Utah. The initial costs incurred and capitalized in connection with obtaining the lease were $2,157. The lease has an initial term of 10 years, subject to certain extension provisions. The future minimum annual rental commitment is $1.00 per acre (or $1,918). The lease also provides for a minimum annual royalty payment of $5,754 beginning in the 11th year of the lease, and requires contingent production royalty payments based on 4% to 8% of the gross value (as defined in the lease) of non-fissionable and fissionable metalifferous minerals, respectively, extracted from the leased area.

F-6

NOTE 5 – TRANSACTIONS WITH SHAREHOLDER

The Majority Owner has made periodic advances to the Company to fund operations, which are unsecured and payable on demand after June 30, 2013, with interest at the rate of 12% per annum. The outstanding advances included accrued interest of $138 and $1,004 as of December 31, 2011 and June 30, 2012, respectively.

On May 11, 2012, this same individual loaned the Company $42,000. The loan is guaranteed by the Majority Owner, bears interest at 12% per annum, and has been extended to a due date of August 24, 2012. As the loan has passed its due date, it is in default. At June 30, 2012, accrued interest on the note is $693. The value of the Majority Owner’s loan guarantee is considered nominal and not given effect in the Company’s financial statements.

The Company has contracted for minerals testing, laboratory services, project management and materials supply from several entities that are operated by common management or are otherwise controlled by the Majority Owner. Payments to such related parties totaled $67,150 for the period ended December 31, 2011 and $70,273 for the six months ended June 30, 2012.

NOTE 6 – CONVERTIBLE DEBT

In connection with a memorandum of understanding dated October 27, 2011, the Company received certain cash advances from an unrelated party during the periods ended December 31, 2011 and June 30, 2012. These advances are unsecured, do not bear interest and are payable on demand. On June 11, 2012, the Company issued a non-interest bearing convertible promissory note in the amount of $105,000 for the portion of the advances previously received with additional amounts that may be advanced from time to time with mutual agreement. Prior to January 1, 2013, the note is due on demand; however, the unpaid balance is convertible at the option of the unrelated party or the Company into shares of common stock of the post-merger company (Note 8) at the rate of one share of common stock for every two dollars of loan reduction. Interest expense has been imputed at 12%, resulting in an additional credit of $6,088 being recorded as additional paid-in capital. All advances under this facility are shown as a current liability in the accompanying financial statements. At June 30, 2012, total advances to the Company under this convertible promissory note were $155,000.

NOTE 7 – INCOME TAXES

Until April 11, 2012, the Company’s operations were conducted by the Bolcán Group, a Utah limited liability company. Since the Bolcán Group elected to be taxed as a partnership, its net losses through that date “passed-through” to and are included in the personal tax returns of the Majority Owner. Subsequently, net operating losses of the Company are reflected as deferred tax assets, net of a 100% valuation allowance because management believes that realization of such future tax benefit is unlikely due to the startup nature of the Company’s operations, its limited operating history, and the absence of proven mineral reserves at this time that would produce future earnings. Such matters result in a zero effective tax rate for the periods presented, which differs from the statutory federal tax rate of 34%. Estimated penalties and interest related to income tax matters, if any, including uncertain tax positions, are recorded as a component of income tax expense.

F-7

NOTE 8 – PLAN OF MERGER

Effective May 7, 2012, the Company entered into an Agreement and Plan of Merger with Jameson Stanford Resources Corporation, (“Jameson Stanford”), and JSR Sub Co, (“JSR”), both unrelated parties. On July 24, 2012, the above parties entered into an Extension Agreement in order to extend the Effective Time of the Merger to August 3, 2012. On October 24, 2012, the parties entered into a second Extension Agreement extending the closing date for the Merger to October 29, 2012. On October 29, 2012, the Merger was closed. Effective as of the closing of the Merger, the CEO and Director of Jameson Stanford will resign from all positions with the Company and he shall return for cancellation 52,500,000 shares of the Jameson Stanford’s common stock held in his name. Also at closing, the shareholder of Bolcán Mining will be issued 25,000,000 shares of Jameson Stanford’s common stock. After the Merger, there will be 31,300,000 shares of Jameson Stanford common stock outstanding, of which approximately 80% will be held by the former shareholders of Bolcán. The transaction is expected to be treated as a reverse acquisition of a public company and accounted for as a business combination. Accordingly, the historic financial statements of Bolcán Mining would be the historic statements of the combined entity.

F-8

JAMESON STANFORD RESOURCES CORP (JSRC)

and

BOLCÁN MINING CORPORATION (Bolcán)

PRO FORMA

COMBINED FINANCIAL INFORMATION

FOR THE YEAR ENDED DECEMBER 31, 2011 AND SIX MONTHS ENDED JUNE 30, 2012

INDEX TO PRO FORMA FINANCIAL STATEMENTS

Page

Pro Forma Financial Statements

Combined Balance Sheet	F-2
Combined Statements of Operations	F-3

JAMESON STANFORD RESOURCES CORP.

(AN EXPLORATION STAGE COMPANY)

Pro Forma Combined Balance Sheets

(unaudited)

	Historical				Pro Forma	Historical				Pro Forma
	Bolcán	JSRC	Pro Forma		Combined	Bolcán	JSRC	Pro Forma		Combined
	December 31, 2011	December 31, 2011	Adjustments		December 31, 2011	June 30, 2012	June 30, 2012	Adjustments		June 30, 2012

ASSETS
Current assets
Cash	$6,991	$17			$7,008	$15,927	$2			$15,929
Total Current Assets	6,991	17			7,008	15,927	2			15,929

Property and equipment, net	32,354				32,354	29,213				29,213
Mineral rights	-				-	25,869				25,869
Total Assets	$39,345	$17			$39,362	$71,009	$2			$71,011

LIABILITIES AND STOCKHOLDER’S EQUITY DEFICIENCY
Current Liabilities
Accounts payable and accrued expenses	$778	$-			$778	$52,646				$52,646
Accrued compensation	-	7,100			7,100	50,000	4,400			54,400
Convertible debt	85,000	-			85,000	155,000				155,000
Loan from related party	-	9,898			9,898	42,693	13,598			56,291
Total Current Liabilities	85,778	16,998			102,776	300,339	17,998			318,337

Long-term Liabilities
Advances from Majority Owner, including accrued interest	7,725				7,725	18,776				18,776
Total Liabilities	$93,503	$16,998			110,501	319,115	17,998	-		337,113

Stockholders’ Deficit

Common stock, $0.001 par value, 350,000,000 shares authorized, 31,300,000 issued and outstanding	$100	$8,400	$22,800	(1)	31,300	1,000	8,400	21,900	(1)	31,300
Additional paid-in capital	-	3,150	(3,150)	(1)	-	5,188	3,150	(8,338)	(1)	-
Deficit	(54,258)	(28,531)	(19,650)	(1)	(102,439)	(254,294)	(29,546)	(13,562)	(1)	(297,402)
Total Stockholders’ Deficit	(54,158)	(16,981)			(71,139)	(248,106)	(17,996)	-		(266,102)

Total Liabilities and Stockholders’ Deficit	$39,345	$17			$39,362	$71,009	$2	$-		$71,011

PRO-FORMA ADJUSTMENTS

(1)	Recapitalization due to reverse merger of Jameson Stanford Resources Corp and Bolcán Mining Corporation.

F-2

JAMESON STANFORD RESOURCES CORP.

(AN EXPLORATION STAGE COMPANY)

Pro Forma Combined Statements of Operations

(Unaudited)

	Historical			Pro Forma	Historical			Pro Forma
	Bolcán	JSRC	Pro	Combined	Bolcán	JSRC	Pro	Combined
	Year Ended	Year Ended	Forma	Year Ended	Six Months Ended	Six Months Ended	Forma	Six Months Ended
	December 31, 2011	December 31, 2011	Adjustments	December 31, 2011	June 30, 2012	June 30, 2012	Adjustments	June 30, 2012

Revenue	$89,994		$-	$89,994

Cost of revenue	66,227		-	66,227
Gross profit	23,767		-	23,767

Operating expenses
Executive compensation	$-	$-	$-	$-	$50,000	$-	$-	$50,000
Exploration and development costs	3,133	-	-	3,133	12,380	-	-	12,380
Exploration and development costs - related party	39,650	-	-	39,650	70,272	-	-	70,272
General and administrative	7,604	4,335	-	11,939	59,737	1,015	-	60,752
General and administrative - related party	27,500	-	-	27,500	-	-	-	-
	77,887	4,335	-	82,222	192,389	1,015	-	193,404

Operating loss	(54,120)	(4,335)	-	(58,455)	(192,389)	(1,015)	-	(193,404)

Other income (expenses)
Interest expense, related parties	(138)		-	(138)	(7,647)		-	(7,647)

Net loss	$(54,258)	$(4,335)	$-	$(58,593)	$(200,036)	$(1,015)	$-	$(201,051)

F-3